Exhibit 10.15

DEED OF CONFIRMATION AND ACKNOWLEDGEMENT

THIS DEED OF CONFIRMATION is made on the 25th day of April, 2022

AMONGST

PRIMECH A&P PTE. LTD. (Company Registration No. 198801704H), a company incorporated under the laws of Singapore with its registered address at 23 Ubi Crescent, Singapore 408579 (“PRIMECH”)

AND

CHARGE+ PTE. LTD. (Company Registration No. 201817519H), a company incorporated in Singapore and having its registered office at 510 Thomson Road, SLF Building #11-00, Singapore 298135 (“CPL”)

AND

SUNSEAP GROUP PTE. LTD. (Company Registration No. 201512402M), a company incorporated in Singapore and having its registered office at 2 Boon Leat Terrace, Harbourside Building 2, #04-03/04, Singapore 119844 (“SUNSEAP”)

AND

OYIKA PTE. LTD. (Company Registration No. 201202329K), a company incorporated in Singapore and having its registered office at 2 Leng Kee Road #05-02A, Thye Hong Centre, Singapore 159086 (“OYIKA”)

(Collectively the “Parties“ and each a “Party”).

WHEREAS:

(A)	By way of the Letter of Invitation (URA/T/20/006) dated 30 November 2020 (“the Letter of Invitation”), Urban Redevelopment Authority (“URA”) called for a tender for the provision of Electric Vehicle Charging infrastructure, for and on behalf of Urban Redevelopment Authority, Housing & Development Board, Jurong Town Corporation, National Parks Board, and People’s Association (each of the mentioned parties shall be referred to as an Authority and collectively as the Authorities).

(B)	Pursuant to the Letter of Invitation, (i) Primech; (ii) CPL; (iii) Sunseap Group Pte. Ltd. and (iv) Oyika Pte. Ltd. have entered into a Consortium Agreement dated 13 May 2021 (“Consortium Agreement”) whereby all the parties thereto agreed to form a consortium (“the Consortium”) to undertake the installation, operations, management and maintenance of the charging infrastructure and the designated lots (“the Project”), as more particularly described in specifications of the tender documents forwarded by URA for the duration and on the terms and conditions set out therein, on a joint and several basis.

(C)	Primech Holdings Pte. Limited, the holding company of Primech is under application of initial public offering in the United States on NASDAQ (the “Proposed IPO”); and the Consortium Agreement may be disclosed to the regulators or public for the Proposed IPO.

IT IS CONFIRMED AND ACKNOWLEDGED that :

1.	As of the date of the Consortium Agreement, CPL has agreed that, notwithstanding anything to the contrary in the Consortium Agreement, CPL shall (i) at its own costs and expenses, carry out and complete any and all works in connection with the Project including installation, operations, management and maintenance of the charging infrastructure and the designated lot; and (ii) pay and reimburse Primech any and all concession and other fees payable and due to the Authorities in connection with the Project no later than the payment due date thereof.

2.	As of the date of the Consortium Agreement, Primech has no financial obligations to CPL and other members of the Consortium as at the date of the Consortium Agreement.

3.	As of the date of this Deed, CPL has paid any and all concession and other fees payable and due to the Authorities in connection with the Project.

4.	All Parties give their consent that the Consortium Agreement and related information may be disclosed to regulators or public for the Proposed IPO.

EXECUTED and DELIVERED as a deed by the Parties:

For and on behalf of

PRIMECH A&P PTE. LTD.

/s/ SNG YEW JIN
Name:	SNG YEW JIN
Director

In the presence of:

/s/ ANGIE NG
Name:	ANGIE NG
Address:	23 UBI CRESCENT, SINGAPORE 408579

For and on behalf of

CHARGE+ PTE. LTD.

/s/ Goh Chee Kiong
Name:	Goh Chee Kiong
Director

In the presence of:

/s/ Koh Xiao Han
Name:	Koh Xiao Han
Address:	510 Thomson Road, SLF Building, #11-00, Singapore 298135

For and on behalf of

SUNSEAP GROUP PTE. LTD.

/s/ LAWRENCE WU
Name:	LAWRENCE WU
Director

In the presence of:

/s/ Nigel Neo
Name:	Nigel Neo
Address:	2 Boon Leat Terrace, Harbourside Building 2, #04-03/04, Singapore 119844

For and on behalf of

OYIKA PTE. LTD.

/s/ Roderick Chia
Name:	Roderick Chia
Director

In the presence of:

/s/ Gao Peiji
Name:	Gao Peiji
Address:	10c Bendemeer Road #27-133 Singapore 333010